CREDIT AND SECURITY AGREEMENT

                           Dated as of March 26, 1999

            AUTO NETWORK GROUP, INC., an Arizona corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                    ARTICLE I
                                   Definitions

            Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance.

                  "Affiliate" or "Affiliates" means Pinnacle Dealer Services, Inc., Auto Network of New Mexico, Inc., Autotradecenterinc.com and any other Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Availability" means the positive difference,  if any, between
(i) the Borrowing Base, and (ii) the outstanding principal balance of the Revolving Note.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Phoenix, Arizona.

                  "Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

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                  "Book  Net  Worth"  means  the  aggregate  of the  common  and preferred stockholders' equity in the Borrower, determined in accordance with GAAP.

                  "Borrowing Base" means, at any time and subject to change from time to time in Lender's sole discretion, the lesser of:

                  (a)   the Maximum Line; or

                  (b) the lesser of 85% of Eligible Accounts.

                  "Broker Guarantee" means a guarantee executed and delivered by a broker to Borrower.

                  "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

                  "Collateral" means all of the Borrower's Equipment, Motor Vehicles, General Intangibles, Inventory, Receivables, Accounts, all sums on deposit in any Collateral Account, and any items in any lockbox; together with
(i) all substitutions and replacements for and products of any of the foregoing;
(ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  "Collateral   Account"   has  the   meaning   given  in  the
Collateral Account Agreement.

                  "Collateral Account Agreement" means the Collateral Account Agreement of even date herewith by and among the Borrower, Norwest Bank Arizona, NA and the Lender.

                  "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article II.

                  "Credit Facility" means the discretionary credit facility being made available to the Borrower by the Lender pursuant to Article II.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as of the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Debt Service Coverage Ratio" means the ratio of (i) the sum of (A) Funds from Operations and (B) Interest Expense MINUS (C) unfinanced Capital Expenditures to (ii) the sum of (A) Current Maturities of Long Term Debt and (B) Interest Expense.

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                  "Default"  means an event  that,  with  giving  of  notice  or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means an annual rate equal to three percent (3%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
Accounts:

                        (i) That portion of Accounts over the later of (A) 30 days past invoice date, or (B) 30 days from payment by Borrower of its purchase price for the automobile giving rise to the Account;

                        (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                        (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                        (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                        (v) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                        (vi)  Accounts  owed  by  an  account   debtor  that  is
insolvent, the subject of bankruptcy proceedings or has gone out of business;

                        (vii)  Accounts  owed  by  a  shareholder,   Subsidiary,
Affiliate, officer or employee of the Borrower;

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

                        (viii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

                        (ix)   That   portion   of   Accounts   that   has  been
restructured, extended, amended or modified;

                        (x)  That   portion   of   Accounts   that   constitutes
advertising, finance charges, service charges or sales or excise taxes;

                        (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii)or (ix) above;

                        (xii) Accounts generated by the sale of Motor Vehicles for which Lender has not received a copy of the certificate of title validly executed by the seller which (i) shows no lienholder, or (ii) is not accompanied by copies of all lien releases;

                        (xiii) Accounts generated by the sale of Motor Vehicles which have not yet been purchased;

                        (xiv) Accounts owed by an account debtor regardless of whether otherwise eligible, in excess of 15% of total Accounts; and

                        (xv) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

                  "Eastlane Debt" has the meaning specified in Section 4.1(r).

                  "Environmental  Laws" has the  meaning  specified  in  Section
5.12.

                  "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Floating Rate" means an annual rate equal to the sum of the Base Rate plus one and one-half percent (1.5%), which annual rate shall change when and as the Base Rate changes.

                  "Funding Date" has the meaning given in Section 2.1.

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                  "Funds From  Operations"  for a given  period means the sum of
(i) Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and (iv) other non-cash items, each as determined for such period in accordance with GAAP.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "Required GAAP Change"), provided that (1) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (2) the Borrower's financial covenants set forth in Sections 6.12, 6.13, 6.14 and
7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

                  "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

                  "Guarantors"   means  Mike   Stuart,   Debbie   Stuart;   Mike
Moldenhauer; Hope Moldenhauer; Roger Butterwick and Sherry Butterwick.

                  "Hazardous Substance" has the meaning given in Section 5.12.

                  "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Loan Documents" means this Agreement, the Note and the Security Documents.

                  "Maturity Date" means March 31, 2000.

                  "Maximum Line" means $3,000,000.00.

                  "Minimum Interest Charge" has the meaning given in Section 2.2(b).

                  "Motor Vehicles" means motor vehicles for which ownership is evidenced by a Certificate of Title.

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

                  "Net Income" means fiscal year-to-date after-tax net income from continuing operations as determined in accordance with GAAP.

                  "Net Loss" means fiscal year-to-date after tax net loss from continuing operations as determined in accordance with GAAP.

                  "Norwest  Bank   Minnesota"   means  Norwest  Bank  Minnesota,
National Association.

                  "Note" means the Revolving Note.

                  "Obligations" means the Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Permitted Lien" has the meaning given in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                  "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit C attached hereto.

                  "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

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

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Revolving Advance" has the meaning given in Section 2.1.

                  "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto, as the same may hereafter be amended, supplemented or restated from time to time, and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time and any note or notes issued in substitution therefor.

                  "Security Documents" means this Agreement, the Collateral Account Agreement and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Subordinated Debt" means the principal amount of indebtedness owed by Borrower for which the Lender has received a valid Subordination Agreement.

                  "Subordination Agreements" means the Debt Subordination Agreements of even date herewith, executed by Mark Moldenhauer, Hope Moldenhauer, Pinnacle Financial Corporation, Mike Stuart and Debbie Stuart, in the Lender's favor and acknowledged by the Borrower, and any other subordination agreement accepted by the Lender from time to time, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

            Section 1.2 CROSS  REFERENCES.  All  references in this Agreement to
Articles,  Sections  and  subsections,   shall  be  to  Articles,  Sections  and
subsections of this Agreement unless otherwise explicitly specified.

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                                   ARTICLE II
                     Amount and Terms of the Credit Facility

            Section 2.1 REVOLVING ADVANCES. The Lender may, in its sole discretion, make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall not consider any request for a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may request Revolving Advances, prepay pursuant to Section 2.7 and request additional Revolving Advances. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

                  (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Phoenix time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of either of the entities constituting the Borrower; or (ii) any person designated as the Borrower's agent by any officer of either of the entities constituting the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

                  (b) Upon fulfillment of the applicable conditions set forth in
Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Norwest Bank Arizona, NA unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

            Section 2.2 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST; PARTICIPATIONS; USURY. Interest accruing on the Note shall be due and payable in arrears on the first day of each month.

                  (a) REVOLVING NOTE. Except as set forth in Sections 2.2(c), 2.2(e) and 2.2(f), the outstanding principal balance of the Revolving Note shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Section 2.2(a), the Borrower shall pay to the Lender interest of not less than $7,500.00 per calendar month (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge

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and the amount of interest otherwise calculated under Sections 2.2(a) and 2.2(c)
on the date and in the manner provided in Section 2.4.

                  (c) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (d) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under
Section 2.2(a), along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Floating Rate, or otherwise elects to accept less than its pro rata share of such fees, charges and other amounts due under this Agreement.

                  (e) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by the usury laws of the State of Arizona. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the applicable limits imposed by the usury laws of the State of Arizona, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by the usury laws of the State of Arizona, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

                  (f) SAVINGS CLAUSE. The Borrower agrees that the interest rate contracted for includes the interest rate set forth herein plus any other charges or fees set forth herein and costs and expenses incident to this transaction paid by the Borrower to the extent that some are deemed interest under applicable law.

Section 2.3 FEES.

                  (a) ORIGINATION FEE. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $25,000.00 due and payable upon the execution of this Agreement.

                  (b) UNUSED LINE FEE. For the purposes of this Section 2.3(b), "Unused Amount" means the Maximum Line reduced by outstanding Revolving Advances. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-quarter of one percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and

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including the Termination  Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

                  (c) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $60 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  (d) ADMINISTRATION FEE. The Borrower agrees to pay the Lender a loan administration fee in the amount of $1,000.00 per month, due and payable in advance on the first day of each month.

            Section 2.4 COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date.

            Section 2.5 DISCRETIONARY NATURE OF THIS FACILITY; TERMINATION BY THE LENDER; AUTOMATIC RENEWAL. This Agreement contains the terms and conditions upon which the Lender presently expects to make Advances to the Borrower. Each Advance by the Lender to the Borrower shall be in the Lender's sole discretion, and the Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, or that any of the conditions of
Article IV have not been met, in order to refuse to make any requested Advance or to demand payment of the Obligations. The Lender may at any time terminate the Credit Facility whereupon the Lender shall no longer consider requests for Advances under this Agreement. Unless terminated by the Lender at any time or by the Borrower pursuant to Section 2.7, the Credit Facility shall remain in effect until the Maturity Date.

            Section 2.6 CAPITAL ADEQUACY. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.6:

                  (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (b) "Return", for any period, means the return as determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

SKR:bss  287918.06  3/22/99            10

                  (c) "Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

                  (d) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.6, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

            Section 2.7 VOLUNTARY PREPAYMENT; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. Except as otherwise provided herein, the Borrower may prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender termination fees in accordance with Section 2.8. Subject to termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

            Section 2.8 TERMINATION FEES; WAIVER OF TERMINATION FEES.

                  (a) TERMINATION FEES. If the Credit Facility is terminated (i) for any reason as of a date other than a Maturity Date, or (ii) by the Borrower as of a Maturity Date but without the Lender having received written notice of such termination from the Borrower at least 90 days before such Maturity Date, the Borrower shall pay to the Lender a fee in an amount equal to one percent (1%) of the Maximum Line.

                  (b) WAIVER/REDUCTION OF TERMINATION FEES.

                        (i) The Borrower will not be required to pay the termination fees otherwise due under this Section 2.8 if such termination is made because of a refinancing by an affiliate of the Lender.

                        (ii)  The  termination  fee  otherwise  due  under  this
Section 2.8 shall be reduced to an amount equal to one-half of one percent (0.5%) of the Maximum Line, if but only if, (i) on the date of said termination there is not a then existing Event of Default or Default Period, (ii) the termination is made between January 1, 2000 and March 31, 2000, and (iii) Lender has declined, during such period, to enter into an inventory financing transaction with Borrower.

            Section 2.9 MANDATORY PREPAYMENT. Without notice or demand, if the outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing

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


Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.9 or under Section 2.7 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine. For each day or portion thereof that the Revolving Advances shall exceed the Borrowing Base, the Borrower shall pay to the Lender an overadvance charge (which charge shall be in addition to and not in lieu of any other interest, fees, or charges payable by Borrower hereunder) in the amount of $100.00; provided, however, that if such day occurs during a Default Period, the overadvance charge for such day shall be $200.00.

            Section 2.10 PAYMENT. All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations 2 Banking Days after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for an additional three Banking Days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

            Section 2.11 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

            Section 2.12 USE OF PROCEEDS. The Borrower shall use the proceeds of Advances (i) to repay all outstanding indebtedness owed to First International Bank, and (ii) for ordinary working capital purposes.

            Section 2.13 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                   ARTICLE III
                      Security Interest; Occupancy; Setoff

            Section 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

            Section 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will


SKR:bss  287918.06  3/22/99            12
join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name,
(a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

            Section 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

            Section 3.4 OCCUPANCY.

                  (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's  right to hold the  Premises  shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

SKR:bss  287918.06  3/22/99            13

            Section 3.5 LICENSE. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

            Section 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

            Name and address of Debtor:
            Auto Network Group, Inc.
            8135 East Butherus
            Scottsdale, AZ  85260

            Federal Tax Identification No. 86-0879572

            Name and address of Secured Party:
            Norwest Business Credit, Inc.
            Norwest Tower, M.S. 9025
            3300 North Central Avenue
            Phoenix, AZ  85012-2501

            Federal Tax Identification No. 41-1237652

            Section 3.7 SETOFF. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV
                              Conditions of Lending

            Section 4.1 CONDITIONS PRECEDENT TO LENDER'S WILLINGNESS TO CONSIDER MAKING THE INITIAL REVOLVING ADVANCE. The Lender's willingness to consider making the initial Revolving Advance hereunder shall be subject to the condition precedent that (i) after (1) giving effect to the initial Revolving Advance, (2) paying in full all indebtedness owed to First International Bank, and (3) reserving for trade payables older than 30 days from invoice date, book overdrafts and closing costs, there is not less than $500,000.00 in excess Availability, and (ii) the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrower.

SKR:bss  287918.06  3/22/99            14

                  (b) The Note, properly executed by the Borrower.

                  (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (d) A true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

                  (e) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                  (f) An acknowledgment and waiver of liens from each warehouse in which the Borrower is storing Inventory.

                  (g) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

                  (h) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

                  (i) Assignment of Broker Guarantees, properly executed by each broker issuing a Broker Guarantee.

                  (j) The Collateral Account Agreement, properly executed by the Borrower and Norwest Bank Arizona, NA.

                  (k) The Subordination Agreements, properly executed by Mark Moldenhauer, Hope Moldenhauer, Pinnacle Financial Corporation, Mike Stuart and Debbie Stuart, and acknowledged by the Borrower.
                  (l) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no

SKR:bss  287918.06  3/22/99            15
financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (m) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (n) A current certificate issued by the Corporation Commission of Arizona certifying that Borrower is in compliance with all applicable organizational requirements of the State of Arizona.

                  (o) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (p) A certificate of an officer of Borrower confirming, in his personal capacity, the representations and warranties set forth in Article V.

                  (q) An opinion of counsel to the Borrower, addressed to the Lender.

                  (r) Evidence satisfactory to Lender that the maturity date of the debt in the principal amount of $1,482,259.00 owed by Borrower to Eastlane Trading Company (the "Eastlane Debt") has been extended to a date which is beyond the Maturity Date.

                  (s) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (t) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

                  (u) An opinion of counsel to each Guarantor, addressed to the Lender.

                  (v) Payment of the fees and commissions due through the date of the initial Advance under Section 2.3 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.6, including all legal expenses incurred through the date of this Agreement.

SKR:bss  287918.06  3/22/99            16

                  (w) Such other documents as the Lender in its sole discretion may require.

            Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The Lender will not consider any request for an Advance unless on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V
                         Representations and Warranties

            The Borrower represents and warrants to the Lender as follows:

            Section 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Arizona and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule
5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification numbers are correctly set forth in Section 3.6 hereto.

            Section 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust,

SKR:bss  287918.06  3/22/99            17
pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

            Section 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

            Section 5.4 SUBSIDIARIES. Except as set forth in Schedule 5.4, the Borrower has no Subsidiaries.

            Section 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrower has heretofore furnished to the Lender consolidated audited financial statements of the Borrower for the fiscal year ended March 31, 1998 and consolidated unaudited financial statements of the Borrower for the fiscal year-to-date period ended January 31, 1999, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

            Section 5.6 LITIGATION. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

            Section 5.7 REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

            Section 5.8 TAXES. The Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

            Section 5.9 TITLES AND LIENS. Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances,

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


except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

            Section 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

            Section 5.11 DEFAULT. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

            Section 5.12 ENVIRONMENTAL MATTERS.

                  (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                        (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                        (ii) "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

SKR:bss  287918.06  3/22/99            19

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                  (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses.

            Section 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

            Section 5.14 FINANCING STATEMENTS. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

            Section 5.15 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

SKR:bss  287918.06  3/22/99            20

            Section 5.16 FINANCIAL SOLVENCY. Both before and after giving effect to all of the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

                  (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                  (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                  (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                  (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                  (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

            Section 5.17 FELICE REPAYMENT. On or before September 30, 1999, Borrower shall repay in full all amounts owed by Borrower to Evelyn Felice, which repayment shall be made using funds from additional equity infusions and/or new Subordinated Debt.

                                   ARTICLE VI
                        Borrower's Affirmative Covenants

            So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

            Section 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's consolidating and consolidated audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as of the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with

SKR:bss  287918.06  3/22/99            21

(i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14 and 7.10; and (iii) a certificate of Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, a consolidating and consolidated unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of Borrower's chief financial officer, substantially in the form of Exhibit B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14 and 7.10;

                  (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable (each listed by Vehicle Identification Number and vendor), an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts and Inventory as at the end of such month or shorter time period;

                  (d) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (e) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $20,000.00;

                  (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed

SKR:bss  287918.06  3/22/99            22
statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                  (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers; (ii) credit memos; (iii) any goods returned to or recovered by the Borrower; and (iv) any change in the persons constituting the Borrower's officers and directors;

                  (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                  (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                  (m) as soon as possible, and in any event by not later than 30 days after the last non-delinquent filing date for such taxes, copies of the tax returns and all schedules thereto for each Guarantor, and not later than 30 days after each anniversary date of this Agreement an updated personal financial statement of each Guarantor;

                  (n) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

                  (o) from time to time, with reasonable promptness, any and all purchase agreements entered into by Borrower (whether as buyer or seller), Motor Vehicle certificates of title, Motor Vehicle lien releases, copies of checks or drafts for Motor Vehicle purchases, receivables schedules, collection reports, deposit records, equipment schedules,


SKR:bss  287918.06  3/22/99            23
copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

            Section 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

            Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

            Section 6.4 COMPLIANCE WITH LAWS.

                  (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

            Section 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.


SKR:bss  287918.06  3/22/99            24

            Section 6.6 MAINTENANCE OF PROPERTIES.

                  (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                  (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

            Section 6.7 INSURANCE. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

            Section 6.8 PRESERVATION OF EXISTENCE. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

            Section 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

            Section 6.10 COLLATERAL ACCOUNT.

                  (a) The Borrower shall deposit all payments on Receivables into the Collateral Account. Until so deposited, the Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.


SKR:bss  287918.06  3/22/99            25

                  (b) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                  (c) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing 2 Banking Days, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                  (d) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

                  (e) If a Default or Default Period exists and upon demand of the Lender, the Borrower shall establish one or more lockbox accounts as directed by the Lender with such banks or depository institutions as shall be satisfactory to the Lender and shall irrevocably direct all present and future Account Debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to such lockbox account. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to such lockbox and shall include such lockbox address or addresses. All payments received in such lockbox accounts shall be processed to the Collateral Accounts.

            Section 6.11 PERFORMANCE BY THE LENDER. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute,



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


deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

            Section 6.12 NET WORTH. The Borrower covenants that, as of January 31, 1999, Borrower and all of its Subsidiaries had a consolidated aggregate Book Net Worth plus Subordinated Debt of $2,863,723.00. The Borrower covenants that said consolidated aggregate Book Net Worth plus Subordinated Debt as of the end of each future fiscal quarter end shall increase by not less than the amounts set forth below as measured from the immediately preceding fiscal quarter ending consolidated aggregate Book Net Worth plus Subordinated Debt.

        QUARTER ENDING                   NET WORTH PLUS
                                         SUBORDINATED DEBT INCREASE
        March 31, 1999                   $25,000.00
        June 30, 1999                    $50,000.00
        September 30, 1999               $75,000.00
        December 31, 1999                $100,000.00
        March 31, 2000                   $125,000.00

            Section 6.13 NET INCOME. The Borrower covenants that beginning with the fiscal quarter ending March 31, 1999, and continuing each fiscal quarter thereafter, Borrower and all of its Subsidiaries shall achieve a consolidated aggregate Net Income of at least the amount set forth below for each fiscal quarter as measured from the immediately preceding fiscal quarter end.

        QUARTER ENDING                   NET INCOME
        March 31, 1999                   $25,000.00
        June 30, 1999                    $50,000.00
        September 30, 1999               $75,000.00
        December 31, 1999                $100,000.00
        March 31, 2000                   $125,000.00

Notwithstanding anything to the contrary, Borrower and all of its subsidiaries shall achieve a consolidated aggregate Net Income of not less than (i) $125,000.00 for the fiscal year ending March 31, 1999, and (ii) $200,000.00 for each fiscal year thereafter.

            Section 6.14 STOP LOSS. The Borrower covenants that beginning with December, 1998 and continuing for each month thereafter, Borrower and all of its subsidiaries shall not achieve a consolidated aggregate Net Loss in any month as measured from the last day of the immediately preceding month.


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


                                   ARTICLE VII
                               Negative Covenants

            So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

            Section 7.1 LIENS. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule
7.1 hereto,  securing  indebtedness  for borrowed money  permitted under Section
7.2;

                  (c) the Security Interest and liens and security interests created by the Security Documents; and

                  (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the cost or fair market value thereof so long as no Default Period is then in existence and none would exist immediately after such acquisition.

            Section 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto; and

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1.

            Section 7.3 GUARANTIES. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and


SKR:bss  287918.06  3/22/99            28

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

            Section 7.4 INVESTMENTS AND SUBSIDIARIES.

                  (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                        (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                        (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $1,000.00; and

                        (iii) advances in the form of progress payments, prepaid rent not exceeding one month or security deposits.

                  (b) The Borrower will not create or permit to exist any Subsidiary.

            Section 7.5 DIVIDENDS. Except as set forth below, the Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

            Section 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

            Section 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.


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


            Section 7.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

            Section 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

            Section 7.10 CAPITAL EXPENDITURES. The Borrower will not incur or contract to incur Capital Expenditures of more than $100,000.00 in the aggregate during any fiscal year.

            Section 7.11 ACCOUNTING. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

            Section 7.12 DISCOUNTS, ETC. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

            Section 7.13 DEFINED BENEFIT PENSION PLANS. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

            Section 7.14 OTHER DEFAULTS. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

            Section 7.15 PLACE OF BUSINESS; NAME. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

            Section 7.16 ORGANIZATIONAL DOCUMENTS. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation.

            Section  7.17  SALARIES.  The  Borrower  will not pay  excessive  or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned


SKR:bss  287918.06  3/22/99            30
in the year of payment provided the monthly salaries of Mark Moldenhauer and Mike Stuart may be increased to $10,000 per month provided such increase shall cause no other Default.

            Section 7.18 CHANGE IN OWNERSHIP. The Borrower will not issue or sell any stock of the Borrower, and will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any of the issued and outstanding shares of stock of the Borrower if the result shall be to vest majority ownership of Borrower or control of the majority of any class of voting stock of Borrower in any Person or Persons other than those Persons who constitute the majority of shareholders of Borrower as of the date of this Agreement.

            Section 7.19 PAYMENTS TO AFFILIATES. Borrower shall not, without the express written consent of Lender, which consent may be granted or withheld in Lender's sole discretion, make any transfer, conveyance, loan or payment of any kind to any Affiliate.

            Section 7.20 PAYMENT OF EASTLANE DEBT. Borrower shall not make any payments other then accrued unpaid interest on the Eastlane Debt.

                                  ARTICLE VIII
                     Events of Default, Rights and Remedies

            Section 8.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

                  (a) Default in the payment of the Obligations when they become due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                  (d) Either Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or either Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Borrower or such Guarantors, as the case may be; or either Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against either Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of Borrower or any Guarantor;

                  (e) A petition shall be filed by or against Borrower or any Guarantor under the United States Bankruptcy Code naming Borrower or such Guarantor as debtor;


SKR:bss  287918.06  3/22/99            31

                  (f) Any representation or warranty made by Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by Borrower (or any of its officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                  (g) The rendering against Borrower of a final judgment, decree or order for the payment of money in excess of $20,000.00 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (h) A default under any bond, debenture, note or other evidence of indebtedness of Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on Borrower's assets in favor of the Plan;

                  (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

                  (k) Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (l) Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (m) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

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

                  (n) Any Guarantor shall repudiate, purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

                  (o) Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreements) that any Person was not entitled to receive under the provisions of the Subordination Agreements;

                  (p) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

            Section 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                  (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                  (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to the parties;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

      Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

            Section 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance,


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


such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX
                                  Miscellaneous

            Section 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

            Section 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

            Section  9.3  ADDRESSES  FOR  NOTICES,   ETC.  Except  as  otherwise
expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

            If to Borrower:

            Auto Network Group, Inc.
            8135 East Butherus, Suite 3
            Scottsdale, AZ  85260
            Telecopier:  602-951-8375
            Attention: Mark Moldenhauer

            If to the Lender:

            Norwest Business Credit, Inc.
            Norwest Tower, M.S. 9025
            3300 North Central Avenue
            Phoenix, AZ  85012-2501
            Telecopier:  602-263-6215
            Attention: Darcy Della Flora

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have


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


been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

            Section 9.4 FURTHER DOCUMENTS. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

            Section 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

            Section 9.6 COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

            Section 9.7 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.6, Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                        (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                        (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and


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


                        (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

            Section 9.8 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

            Section 9.9 EXECUTION IN COUNTERPARTS. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

            Section 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Norwest Corporation, and all direct and indirect subsidiaries of Norwest Corporation, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.


SKR:bss  287918.06  3/22/99            36

            Section  9.11  SEVERABILITY  OF  PROVISIONS.  Any  provision of this
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

            Section  9.12  HEADINGS.   Article  and  Section  headings  in  this
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            Section 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the Superior Court of Maricopa County, Arizona or the United States District Court, District of Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    NORWEST BUSINESS CREDIT, INC.



                                    By /S/TIMOTHY R. CARSTENS

                                       Its V.P.



                                    AUTO  NETWORK  GROUP,   INC.,  an  Arizona
                                    corporation



                                    By /S/MIKE STUART

                                       Its PRES





SKR:bss  287918.06  3/22/99            37

                       Table of Exhibits and Schedules

            Exhibit A                  Form of Revolving Note

            Exhibit B                  Compliance Certificate

            Exhibit C                  Premises

------------------------------------------------------------------------------

            Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

            Schedule 5.4               Subsidiaries

            Schedule 7.1               Permitted Liens

            Schedule 7.2               Permitted Indebtedness and Guaranties



SKR:bss  287918.06  3/22/99            38

                                 REVOLVING NOTE

$3,000,000.00                                                   Phoenix, Arizona
                                                                  MARCH 26, 1999

            For value received, the undersigned, AUTO NETWORK GROUP, INC., an Arizona corporation ("Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Phoenix, Arizona, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

            This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

            The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

            Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                    AUTO NETWORK GROUP, INC., an Arizona
                                   corporation



                                    By /S/MIKE STUART

                                       Its PRESIDENT


SKR:mep 288877.01 3/25/99

                          COLLATERAL ACCOUNT AGREEMENT

                             MARCH 26, 1999

TO:   Norwest Business Credit, Inc.
      Norwest Tower, M.S. 9025
      3300 North Central Avenue
      Phoenix, AZ  85012-2501

            Re: Account No. 944-010-5977 opened under the name "Norwest Business Credit, Inc. - Collateral Account for Auto Network Group, Inc. maintained by Norwest Bank Arizona, National Association (the "Bank")

Ladies and Gentlemen:

            Auto Network Group, Inc., an Arizona corporation, (the "Client"), and the Bank are writing to confirm that they have agreed as follows:

            1. The Client will deposit in the referenced Account (the "Collateral Account") all collections of receivables and other cash proceeds of the collateral security granted to Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

            2. The Collateral Account will be operated and maintained exclusively for the Lender's benefit. Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Client, except after full payment and discharge of all the Client's obligations to the Lender and termination of all related credit facilities. The Client shall have no right to make or countermand withdrawals from the Collateral Account.

            3. The Client hereby pledges to and grants the Lender a security interest in all funds on deposit in the Collateral Account from time to time and all proceeds thereof, to secure payment of all of the Client's obligations to the Lender whether now existing or hereafter arising.

            4. After allowing 2 days for collection of items deposited in the Collateral Account, the Bank is authorized and agrees to transmit deposited funds in the amount of the deposit to Norwest Bank Minnesota, National Association for the Lender's account, account No. 635-501-0053.

            5. If any item deposited in the Collateral Account is returned unpaid, the Bank will so notify the Lender and the Client.

            6. The Client hereby grants the Bank the right to charge the general checking account maintained by the Client with the Bank for any item deposited in the Collateral Account which is returned unpaid. The Bank, however, shall have no right to charge or offset amounts in the Collateral Account for items returned unpaid. Without limiting the

TEH:bss  288180.03  3/22/99             1
generality of the foregoing, the Bank hereby waives any right of setoff it may have with respect to the Collateral Account.

            7. By accepting this Agreement, the Lender agrees to indemnify and reimburse the Bank, within ten (10) days after demand, for any item deposited in the Collateral Account which is returned unpaid and for which the Borrower does not indemnify the Bank provided that the Bank shall notify the Lender within five business days of the day the Bank learns that any item shall be or has been returned unpaid (whichever occurs first).

            8. The Client may not terminate this Agreement without obtaining the Lender's prior written consent. The Bank may not terminate this Agreement without 60 days' prior written notice to the Lender. The Lender may terminate this Agreement at any time, with or without cause.

            9. This Agreement shall be enforceable against the Client and the Bank by the Lender and the Lender's participants, successors and assigns. The Client and the Bank waive notice of the Lender's acceptance hereof.

            10. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Maricopa County, Arizona, or the United States District Court, District of Arizona. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                                    NORWEST BANK ARIZONA,
                                    NATIONAL ASSOCIATION


                                    By /S/JACKLYN KNOLL

                                       Its V.P.




TEH:bss  288180.03  3/22/99             2

                                    AUTO  NETWORK  GROUP,   INC.,  an  Arizona
                                   corporation



                                    By /S/MIKE STUART

                                       Its PRESIDENT


ACCEPTED:

NORWEST BUSINESS CREDIT, INC.



By /S/TIMOTHY R. CARSTENS

   Its V.P.




TEH:bss  288180.03  3/22/99             3

                            CERTIFICATE OF AUTHORITY


            I, Mark Moldenhauer, do hereby certify that I am Secretary of Auto Network Group, Inc., a corporation organized under the laws of the State of Arizona; that the following is a true, complete and correct copy of resolutions duly adopted (check one):
       _
      |_| at a meeting of the board of directors of said corporation duly and properly called and held on the 26TH day of MARCH, 1999, at which a quorum was present and acting throughout;
       _
      |_| by unanimous written action duly and lawfully taken, subscribed by all the directors of said corporation;

and I further certify that said resolutions are now in full force and effect:

                                First Resolution

      RESOLVED that the President, each Vice President, the Secretary, the Treasurer and each other officer and agent of this corporation, acting alone or acting with others, be and each of them hereby is authorized:

            (i) To borrow money and obtain other credit or financial accommodations, in any amount, from Norwest Business Credit, Inc. (herein, with its participants, successors and assigns called the "Lender") for and on behalf of and in the name of this corporation;

            (ii) To sign, execute and deliver loan or credit agreements, promissory notes, acceptances or other evidences of indebtedness therefor, or in renewal or amendment thereof, in such amounts and for such time, at such rates of interest and upon such terms as such officer or agent may approve, such approval to be conclusively evidenced by such officer or agent's signature thereon;

            (iii) To discount, sell, assign, transfer, mortgage, or pledge to the Lender, or create security interests in, the real property, goods, instruments, documents of title, securities, chattel paper, accounts, contract rights or other intangibles or any other property now or hereafter owned by this corporation, either absolutely, with or without recourse, for such consideration as such officer or agent may deem to be appropriate or as security for the payment or performance of any debts, liabilities or obligations owed to the Lender;

            (iv) To do such other acts and things, make such other agreements and execute and deliver such other contracts or writings as such officer or agent may deem to be appropriate in connection with any of the foregoing.

TEH:sic  288211.02  2/23/99             1

                                Second Resolution

      RESOLVED FURTHER that (without limiting the generality of the foregoing resolution) each officer and agent referred to in the foregoing resolution, acting alone or acting with others, be and is hereby authorized and directed to execute, deliver and perform the following instruments and agreements:

            (a) Credit and Security Agreement, by and between this corporation and the Lender, in the form finally approved and executed by any of the officers authorized above.

            (b) All other Loan Documents (as defined in said Credit and Security Agreement), in the form finally approved and executed by any of the officers authorized above.

                                Third Resolution

      RESOLVED FURTHER that the Secretary or an Assistant Secretary shall certify to the Lender the names and signatures of the persons who presently are duly elected, qualified and acting as the officers or agents referred to in the foregoing resolutions, and the Secretary or an Assistant Secretary shall from time to time hereafter, upon a change in the facts so certified, immediately certify to the Lender the names and signatures of the persons then authorized to sign or to act; the Lender shall be fully protected in relying on such certificates and on the obligation of the Secretary or an Assistant Secretary (set forth above) immediately to certify to the Lender any change in any facts so certified; and the Lender shall be indemnified and saved harmless by this corporation from any claims, demands, expenses, loss or damage resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer or person whose name and signature was so certified, or refusing to honor any signature or authority not so certified.

                                Fourth Resolution

      RESOLVED FURTHER that the foregoing resolutions are in addition to, and do not limit and shall not be limited by, any resolutions heretofore or hereafter adopted by this corporation for the conduct of business with the Lender; and the foregoing resolutions shall continue in force until express written notice of their prospective rescission or modification, as to future transactions not then undertaken or committed for, has been received by the Lender.

                                Fifth Resolution

      RESOLVED FURTHER that any and all transactions by or on behalf of this corporation with the Lender prior to the adoption of these resolutions be and the same hereby are in all respects ratified, approved and confirmed.

TEH:sic  288211.02  2/23/99             2

            I further certify that the board of directors of said corporation has, and at the time of adoption of the foregoing resolutions had, full power and lawful authority to adopt the foregoing resolutions and to confer the powers therein granted to the persons named and that such persons have full power and authority to exercise same. I further certify that the signatures appearing below are the authentic and official signatures of the officers and agents referred to in the foregoing resolutions, that the persons named below as officers have been duly elected to and now hold the offices in said corporation set forth opposite their respective names, and that the persons named as agents below have been duly authorized to sign and to act on behalf of said corporation pursuant to the foregoing resolutions:

Name                       Title                     Sample Signature
Mike Stuart                President                 ____________________
Mark Moldenhauer           Secretary                 ____________________
_________________          ____________________      ____________________

            I further certify (check one):
             _
            |_| that the foregoing resolutions were duly approved by the shareholders of said corporation at a meeting duly and properly called and held on the _____ day of _____________, 1999, at which a quorum was present and acting throughout, or otherwise as permitted by law;
             _
            |_| that the foregoing resolutions are effective and binding on said corporation without approval by its shareholders.

            I further certify that the forms of Credit and Security Agreement and the other Loan Documents, and any other writings identified in the Second Resolution set forth above, executed on behalf of said corporation by its President and delivered to the Lender are the agreements and writings referred to in and approved by the Second Resolution set forth above.

            I further certify that attached hereto as Exhibits A and B, respectively, are true, correct and complete copies of the articles of incorporation and bylaws of said corporation, which articles and bylaws are in full force and effect and have not been altered, amended or revised. I further certify that attached hereto as Exhibit C is a Certificate of Good Standing of the Company not more than ten days old.

            IN WITNESS WHEREOF, I have hereunto subscribed my name this 26TH day of MARCH, 1999.

                                       /S/MARK MOLDENHAUER
                                       -------------------------------------
                                       Secretary, Auto Network Group, Inc.,
                                       an Arizona corporation

Attest by One Other Officer

/S/MIKE STUART

TEH:sic  288211.02  2/23/99             3

                                    GUARANTY

                                                                Phoenix, Arizona
                                                                   APRIL 2, 1999

            This Guaranty, dated as of APRIL 2, 1999 is made by Roger Butterwick and Sherry Butterwick (collectively, the "Guarantor") for the benefit of Norwest Business Credit, Inc., a Minnesota corporation (with its participants, successors and assigns, the "Lender").

            The Lender and Auto Network Group, Inc., an Arizona corporation, formerly known as Auto Network USA, Inc. (the "Borrower"), are parties to a Credit and Security Agreement of even date herewith (the "Credit Agreement") pursuant to which the Lender may make advances and extend other financial accommodations to the Borrower. From time to time additional subsidiaries of Borrower may be added to the Credit Agreement as borrowers upon the agreement of Lender and Borrower and shall thereafter be included in the definition of Borrower for all purposes hereunder.

            As a condition to extending such credit to the Borrower, the Lender has required the execution and delivery of this Guaranty.

            ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1. DEFINITIONS. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

2. INDEBTEDNESS GUARANTEED. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of (i) the Obligations and (ii) each and every other sum now or hereafter owing to the Lender by the Borrower, including but not limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrower or for the Borrower's account or out of any other transaction or event, owed to the Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by the Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").

3. UNCONDITIONAL GUARANTY. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or



SKR:bss  296389.02  3/22/99             1
modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof. The death or incompetence of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

4. DEATH OR INSOLVENCY OF GUARANTOR. If the Guarantor shall die or shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all of the Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

5. LIMITED GUARANTY. Notwithstanding the aggregate amount of the Indebtedness which may from time to time be outstanding, the liability of the Guarantor hereunder shall be limited to a principal amount of $250,000.00, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the Guarantor's liability hereunder, and the Lender may pay (or allow for the payment of) the excess out of any sums received by or available to the Lender on account of the Indebtedness from the Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the Guarantor's liability hereunder. Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this Guaranty for such purpose.

6. SUBROGATION, ETC. The Guarantor hereby waives all rights that the Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty. The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

7. ENFORCEMENT EXPENSES. The Guarantor will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

8. LENDER'S RIGHTS. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed or

SKR:bss  296389.02  3/22/99             2
ended and whether or not this Guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

9. WAIVERS BY GUARANTOR. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar

SKR:bss  296389.02  3/22/99             3
event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty. Guarantor waives the benefits of Arizona Revised Statutes Sections 12-1641, 12-1642, 33-814 and 12-1566.

10. IF PAYMENTS SET ASIDE, ETC. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11. ADDITIONAL OBLIGATION OF GUARANTOR. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

12. FINANCIAL INFORMATION. The Guarantor will provide to the Lender annually a personal financial statement prepared as of the anniversary date of this
Guaranty listing all assets, liabilities and net worth of the Guarantor and shall forward the same to Lender not later than 30 days after each anniversary date of this Guaranty. The Guarantor will also provide to the Lender copies of his federal and state tax returns and all schedules thereto and will forward the tax returns to the Lender each year not later than 30 days after the last non-delinquent filing date for such taxes. The Guarantor acknowledges and agrees that the Lender may at any time and from time to time without notice to the Guarantor, investigate the Guarantor's background, personal and credit history and perform other due diligence concerning the Guarantor and his creditworthiness.

13. NO DUTIES OWED BY LENDER. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the Guarantor for, and (iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

14. MISCELLANEOUS. This Guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the heirs, representatives, successors and assigns of the Guarantor and shall

SKR:bss  296389.02  3/22/99             4
inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The Guarantor hereby
(i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Guarantor in connection with this Guaranty shall be venued in either the Superior Court of Maricopa County, Arizona, or the United States District Court, District of Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15. WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

            IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the date first written above.

                                    /S/ROGER BUTTERWICK
                                    ------------------------------------------
                                    Roger Butterwick

                                    /S/SHERRY BUTTERWICK
                                    ------------------------------------------
                                    Sherry Butterwick

                                    Address:

SKR:bss  296389.02  3/22/99             5

STATE OF ARIZONA

COUNTY OF MARICOPA

            The foregoing instrument was acknowledged before me the 2 day of APRIL, 1999, by Roger Butterwick and Sherry Butterwick, husband and wife.

(Seal and Expiration Date)
[SEAL]                              /S/SUSAN B. BLUNDEN
                                    ------------------------------
                                    Notary Public

                                    GUARANTY

                                                                Phoenix, Arizona
                                                                  MARCH 26, 1999

            This Guaranty, dated as of MARCH 26, 1999 is made by Mark Moldenhauer and Hope Moldenhauer (collectively, the "Guarantor") for the benefit of Norwest Business Credit, Inc., a Minnesota corporation (with its participants, successors and assigns, the "Lender").

            The Lender and Auto Network Group, Inc., an Arizona corporation, formerly known as Auto Network USA, Inc. (the "Borrower"), are parties to a Credit and Security Agreement of even date herewith (the "Credit Agreement") pursuant to which the Lender may make advances and extend other financial accommodations to the Borrower. From time to time additional subsidiaries of Borrower may be added to the Credit Agreement as borrowers upon the agreement of Lender and Borrower and shall thereafter be included in the definition of Borrower for all purposes hereunder.

            As a condition to extending such credit to the Borrower, the Lender has required the execution and delivery of this Guaranty.

            ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

1. DEFINITIONS. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

2. INDEBTEDNESS GUARANTEED. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of (i) the Obligations and (ii) each and every other sum now or hereafter owing to the Lender by the Borrower, including but not limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrower or for the Borrower's account or out of any other transaction or event, owed to the Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by the Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").

3. UNCONDITIONAL GUARANTY. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder

SKR:sic  288056.02  2/23/99             1
or modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof. The death or incompetence of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

4. DEATH OR INSOLVENCY OF GUARANTOR. If the Guarantor shall die or shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all of the Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

5. LIMITED GUARANTY. Notwithstanding the aggregate amount of the Indebtedness which may from time to time be outstanding, the liability of the Guarantor hereunder shall be limited to a principal amount of $250,000.00, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the Guarantor's liability hereunder, and the Lender may pay (or allow for the payment of) the excess out of any sums received by or available to the Lender on account of the Indebtedness from the Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the Guarantor's liability hereunder. Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this Guaranty for such purpose.

6. SUBROGATION, ETC. The Guarantor hereby waives all rights that the Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty. The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

7. ENFORCEMENT EXPENSES. The Guarantor will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

8. LENDER'S RIGHTS. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed


SKR:sic  288056.02  2/23/99             2
or ended and whether or not this Guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

9. WAIVERS BY GUARANTOR. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar


SKR:sic  288056.02  2/23/99             3
event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty. Guarantor waives the benefits of Arizona Revised Statutes Sections 12-1641, 12-1642, 33-814 and 12-1566.

10. IF PAYMENTS SET ASIDE, ETC. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

11. ADDITIONAL OBLIGATION OF GUARANTOR. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

12. FINANCIAL INFORMATION. The Guarantor will provide to the Lender annually a personal financial statement prepared as of the anniversary date of this
Guaranty listing all assets, liabilities and net worth of the Guarantor and shall forward the same to Lender not later than 30 days after each anniversary date of this Guaranty. The Guarantor will also provide to the Lender copies of his federal and state tax returns and all schedules thereto and will forward the tax returns to the Lender each year not later than 30 days after the last non-delinquent filing date for such taxes. The Guarantor acknowledges and agrees that the Lender may at any time and from time to time without notice to the Guarantor, investigate the Guarantor's background, personal and credit history and perform other due diligence concerning the Guarantor and his creditworthiness.

13. NO DUTIES OWED BY LENDER. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the Guarantor for, and (iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

14. MISCELLANEOUS. This Guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the heirs, representatives, successors and assigns of the Guarantor and shall


SKR:sic  288056.02  2/23/99             4
inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The Guarantor hereby
(i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Guarantor in connection with this Guaranty shall be venued in either the Superior Court of Maricopa County, Arizona, or the United States District Court, District of Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15. WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

            IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the date first written above.

                                    /S/MARK MOLDENHAUER
                                    ------------------------------------------
                                    Mark Moldenhauer

                                    /S/HOPE MOLDENHAUER
                                    ------------------------------------------
                                    Hope Moldenhauer

                                    Address:
                                    5925 East Restin Road
                                    Cave Creek, AZ  85331



SKR:sic  288056.02  2/23/99             5

STATE OF ARIZONA

COUNTY OF MARICOPA

            The foregoing instrument was acknowledged before me the 26 day of MARCH, 1999, by Mark Moldenhauer and Hope Moldenhauer, husband and wife.

(Seal and Expiration Date)
[SEAL]                              SUSAN B. BLUNDEN
                                    ------------------------------
                                    Notary Public

                                    GUARANTY

                                                                Phoenix, Arizona
                                                                  MARCH 26, 1999

            This Guaranty, dated as of MARCH 26, 1999 is made by Mike Stuart and Debbie Stuart (collectively, the "Guarantor") for the benefit of Norwest Business Credit, Inc., a Minnesota corporation (with its participants, successors and assigns, the "Lender").

            The Lender and Auto Network Group, Inc., an Arizona corporation, formerly known as Auto Network USA, Inc. (the "Borrower"), are parties to a Credit and Security Agreement of even date herewith (the "Credit Agreement") pursuant to which the Lender may make advances and extend other financial accommodations to the Borrower. From time to time additional subsidiaries of Borrower may be added to the Credit Agreement as borrowers upon the agreement of Lender and Borrower and shall thereafter be included in the definition of Borrower for all purposes hereunder.

            As a condition to extending such credit to the Borrower, the Lender has required the execution and delivery of this Guaranty.

            ACCORDINGLY, the Guarantor, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

            1. DEFINITIONS. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

            2. INDEBTEDNESS GUARANTEED. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of (i) the Obligations and (ii) each and every other sum now or hereafter owing to the Lender by the Borrower, including but not limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrower or for the Borrower's account or out of any other transaction or event, owed to the Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by the Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise (all of said sums being hereinafter called the "Indebtedness").

            3. UNCONDITIONAL GUARANTY. No act or thing need occur to establish the liability of the Guarantor hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the Guarantor hereunder or

SKR:sic  288055.02  2/23/99             1
modify, reduce, limit or release the Guarantor's liability hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Guarantor, whether or not all of the Indebtedness is paid in full, until this Guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof. The death or incompetence of the Guarantor shall not revoke this Guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

            4. DEATH OR INSOLVENCY OF GUARANTOR. If the Guarantor shall die or shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the Guarantor will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the Guarantor voluntarily commences or there is commenced involuntarily against the Guarantor a case under the United States Bankruptcy Code, the full amount of all of the Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

            5. LIMITED GUARANTY. Notwithstanding the aggregate amount of the Indebtedness which may from time to time be outstanding, the liability of the Guarantor hereunder shall be limited to a principal amount of $250,000.00, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referable thereto. The Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the Guarantor's liability hereunder, and the Lender may pay (or allow for the payment of) the excess out of any sums received by or available to the Lender on account of the Indebtedness from the Borrower or any other person (except the Guarantor), from their properties, out of any collateral security or from any other source, and such payment (or allowance) shall not reduce, affect or impair the Guarantor's liability hereunder. Any payment made by the Guarantor under this Guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this Guaranty for such purpose.

            6. SUBROGATION, ETC. The Guarantor hereby waives all rights that the Guarantor may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty. The Guarantor will not exercise or enforce any right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

            7. ENFORCEMENT EXPENSES. The Guarantor will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this Guaranty.

            8. LENDER'S RIGHTS. The Lender shall not be obligated by reason of its acceptance of this Guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the Guarantor and the Borrower has been changed


SKR:sic  288055.02  2/23/99             2
or ended and whether or not this Guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the Guarantor and without any prior or subsequent notice to the Guarantor. The Guarantor's liability shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this Guaranty, without consent or approval by or notice to the Guarantor): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; (ii) one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; (iii) any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; (iv) any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; (v) any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (vii) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (viii) any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; (ix) any manner, order or method of application of any payments or credits upon the Indebtedness; and (x) any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

            9. WAIVERS BY GUARANTOR. The Guarantor waives any and all defenses, claims, setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or any other such person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar


SKR:sic  288055.02  2/23/99             3
event or proceeding affecting, the Borrower or any of its assets. The Guarantor will not assert, plead or enforce against the Lender any claim, defense or setoff available to the Guarantor against the Borrower. The Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this Guaranty. Guarantor waives the benefits of Arizona Revised Statutes Sections 12-1641, 12-1642, 33-814 and 12-1566.

            10. IF PAYMENTS SET ASIDE, ETC. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

            11. ADDITIONAL OBLIGATION OF GUARANTOR. The Guarantor's liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantor to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

            12. FINANCIAL INFORMATION. The Guarantor will provide to the Lender annually a personal financial statement prepared as of the anniversary date of this Guaranty listing all assets, liabilities and net worth of the Guarantor and shall forward the same to Lender not later than 30 days after each anniversary date of this Guaranty. The Guarantor will also provide to the Lender copies of his federal and state tax returns and all schedules thereto and will forward the tax returns to the Lender each year not later than 30 days after the last non-delinquent filing date for such taxes. The Guarantor acknowledges and agrees that the Lender may at any time and from time to time without notice to the Guarantor, investigate the Guarantor's background, personal and credit history and perform other due diligence concerning the Guarantor and his creditworthiness.

            13. NO DUTIES OWED BY LENDER. The Guarantor acknowledges and agrees that the Lender (i) has not made any representations or warranties with respect to, (ii) does not assume any responsibility to the Guarantor for, and (iii) has no duty to provide information to the Guarantor regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The Guarantor has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the
Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

            14. MISCELLANEOUS. This Guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the Guarantor and the heirs, representatives, successors and assigns of the Guarantor and shall


SKR:sic  288055.02  2/23/99             4
inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the Guarantor and the Lender. This Guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. The Guarantor hereby
(i) consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Guaranty; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Guarantor in connection with this Guaranty shall be venued in either the Superior Court of Maricopa County, Arizona, or the United States District Court, District of Arizona; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            15. WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

            IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the date first written above.

                                    /S/MIKE STUART
                                    ------------------------------------------
                                    Mike Stuart

                                    /S/DEBBIE STUART
                                    ------------------------------------------
                                    Debbie Stuart

                                    Address:
                                    9118 East Topeka
                                    Scottsdale, AZ  85255

SKR:sic  288055.02  2/23/99             5

STATE OF ARIZONA

COUNTY OF MARICOPA

            The foregoing instrument was acknowledged before me the 26 day of MARCH, 1999, by Mike Stuart and Debbie Stuart, husband and wife.

(Seal and Expiration Date)
[SEAL]                              /S/CHRISTINE M. OLACH
                                    ------------------------------
                                    Notary Public



SKR:sic  288055.02  2/23/99             6

                             SUBORDINATION AGREEMENT

            This Agreement, dated as of MARCH 26, 1999, is made by Mark Moldenhauer and Hope Moldenhauer (collectively, the "Subordinated Creditor"), for the benefit of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

            Auto Network Group, Inc., an Arizona corporation, formerly known as Auto Network U.S.A., Inc. (the "Borrower"), and any future subsidiaries of Borrower are now or hereafter may be indebted to the Lender on account of loans or other extensions of credit or financial accommodations from the Lender to the Borrower, or any Subsidiary, or to any other person under the guaranty or endorsement of the Borrower, or any Subsidiary.

            The Subordinated Creditor has made or may make loans or grant other financial accommodations to the Borrower.

            As a condition to making any loan or extension of credit to the Borrower, the Lender has required that the Subordinated Creditor subordinate the payment of the Subordinated Creditor's loans and other financial accommodations to the payment of any and all indebtedness of the Borrower, and the Subsidiaries to the Lender. Assisting the Borrower in obtaining credit accommodations from the Lender and subordinating his interests pursuant to the terms of this Agreement are in the Subordinated Creditor's best interest.

            ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lender for the benefit of the Borrower, and the Subsidiaries, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

            1. DEFINITIONS. As used herein, the following terms have the meanings set forth below:

            "Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Lender Indebtedness, including, but not limited to, the Credit and Security Agreement dated as of __________, 1999, by and between the
      Borrower, and the Lender as the same may hereafter be amended, supplemented or restated from time to time, or any default under or breach of any such agreement or instrument.

            "Lender  Indebtedness"  means  each and every  debt,  liability  and obligation of every type and description which the Borrower, or any Subsidiary may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.


SKR:maw  288005.03  2/25/99             1

            "Subordinated  Indebtedness" means all obligations arising under the
      Subordinated Note and each and every other debt, liability and obligation of every type and description which the Borrower, or any Subsidiary may now or at any time hereafter owe to the Subordinated Creditor, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several.

            "Subordinated Note" means collectively the following notes, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution therefor: (a) Promissory Note made by the Borrower, Jeff Erskine, Mike Stuart and John Carrante to the order of Creditor, dated as of October 17, 1997 in the original principal amount of $150,000.00; (b) Promissory Note made by the Borrower to the order of Creditor, dated as of April 7, 1998, in the original principal amount of $300,000.00; (c) Promissory Note made by the Borrower to the order of Creditor, dated as of January 15, 1998 in the original principal amount of $300,000.00; (d) Promissory Note made by the Borrower to the order of Creditor, dated as of March 31, 1998, in the original principal amount of $102,000.00.

            2. SUBORDINATION. The payment of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Lender shall hold a first security interest in all collateral securing payment of the Lender Indebtedness (the "Collateral"), and any security interest claimed therein (including any proceeds thereof) by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the security interest of the Lender therein for all purposes whatsoever.

            3. PAYMENTS. Until all of the Lender Indebtedness has been paid in full, the Subordinated Creditor shall not, without the Lender's prior written consent, demand, receive or accept any principal payment from the Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness, except that the Subordinated Creditor may accept scheduled payments (but not prepayments) of interest required to be paid under the Subordinated Note, so long as no Borrower Default has occurred and is continuing or will occur as a result of or immediately following any such payment. Without the Lender's prior written consent, the Subordinated Creditor shall not demand, receive or accept any interest payment from the Borrower in respect of the Subordinated Indebtedness so long as any Borrower Default exists or if a Borrower Default will occur as a result of or immediately following such interest payment.

            4. RECEIPT OF PROHIBITED PAYMENTS. If the Subordinated Creditor receives any payment on the Subordinated Indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as the Lender may deem appropriate. If the Subordinated Creditor exercises any right

SKR:maw  288005.03  2/25/99             2
of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Lender, or any of its officers or employees or agents on behalf of the Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

            5. ACTION ON SUBORDINATED DEBT. The Subordinated Creditor will not commence any action or proceeding against the Borrower, or any Subsidiary to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceeding against the Borrower, or any Subsidiary under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full.

            6. ACTION CONCERNING COLLATERAL.

            (a) Notwithstanding any security interest now held or hereafter acquired by the Subordinated Creditor, the Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of the Subordinated Creditor except as specifically required by applicable law.

            (b) In addition, and without limiting the generality of the foregoing, if a Borrower Default has occurred and is continuing and the Borrower, or any Subsidiary intends to sell any Collateral to an unrelated third party outside the ordinary course of business, the Subordinated Creditor shall, upon the Lender's request, execute and deliver to such purchaser such instruments as may reasonably be necessary to terminate and release any security interest or lien the Subordinated Creditor has in the Collateral to be sold.

            (c) The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed the Subordinated Creditor's agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Lender's security interest in that Collateral in any order that it may choose.

            7. BANKRUPTCY AND INSOLVENCY. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, or any Subsidiary dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, or any Subsidiary the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower, and the Subsidiaries in respect of the Subordinated Indebtedness and will hold in

SKR:maw  288005.03  2/25/99             3
trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to the then-existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full. If the Subordinated Creditor shall fail to take any such action, the Lender, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

            8. RESTRICTIVE LEGEND; TRANSFER OF SUBORDINATED INDEBTEDNESS. The Subordinated Creditor will cause the Subordinated Note and all other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of the Subordinated Note bearing such legend. At the request of the Lender, the Subordinated Creditor shall deposit with the Lender the Subordinated Note and all of the other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by the Lender so long as any Lender Indebtedness remains outstanding. The Subordinated Creditor is the lawful holder of the Subordinated Note and has not transferred any interest therein to any other person. Without the prior written consent of the Lender, the Subordinated
Creditor will not assign, transfer or pledge to any other person any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there remains outstanding any of the Lender Indebtedness.

            9. CONTINUING EFFECT. This Agreement shall constitute a continuing agreement of subordination, and the Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing any of the Lender's rights or any of the Subordinated Creditor's obligations hereunder:

            (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;

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


            (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Lender Indebtedness or any part thereof;

            (c) release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

            (d) exercise or refrain from exercising any right against the Borrower, the Subsidiaries or any other person (including the Subordinated Creditor); and

            (e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

            10. NO COMMITMENT. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodations to the Borrower, or any of the Subsidiaries.

            11. NOTICE. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

            If to the Lender:

            Norwest Business Credit, Inc
            Norwest Tower, M.S. 9025
            3300 North Central Avenue
            Phoenix, AZ  85012-2501
            Telecopier:  602-263-6215
            Attention: Darcy Della Flora

            If to the Subordinated Creditor:

            Mark Moldenhauer
            5925 East Restin Road
            Cave Creek, AZ  85331
            Telecopier:  602-951-8375

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

SKR:maw  288005.03  2/25/99             5

            12. CONFLICT IN AGREEMENTS. If the subordination provisions of any instrument evidencing Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Subordinated Creditor.

            13. NO WAIVER. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Subordinated Creditor to the Lender in any other respect at any time.

            14. BINDING EFFECT; ACCEPTANCE. This Agreement shall be binding upon the Subordinated Creditor and the Subordinated Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other Subordinated Creditor of the Borrower, or the Subsidiaries. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Subordinated Creditor.

            15. MISCELLANEOUS. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            16. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE; WAIVER OF JURY Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Maricopa County, Arizona or the United States District Court, District of Arizona. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

            IN WITNESS WHEREOF, the Subordinated Creditor has executed this Agreement as of the date and year first above-written.



Witness: /S/ROGER BUTTERWICK           /S/MARK MOLDENHAUER
                                       Mark Moldenhauer


Witness: /S/ROGER BUTTERWICK           /S/HOPE MOLDENHAUER
                                       Hope Moldenhauer

SKR:maw  288005.03  2/25/99             6

                           ACKNOWLEDGMENT BY BORROWER

            The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement,
(iv) agrees that any such payment will constitute a default under the Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

                                    AUTO NETWORK GROUP, INC., an Arizona
                                   corporation



                                    By /S/MIKE STUART
                                          Its President

SKR:maw  288005.03  2/25/99             7

                             SUBORDINATION AGREEMENT

            This Agreement, dated as of MARCH 26, 1999, is made by Mike Stuart and Debbie Stuart (collectively, the "Subordinated Creditor"), for the benefit of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

            Auto Network Group, Inc., an Arizona corporation, formerly known as Auto Network U.S.A., Inc. (the "Borrower"), and any future subsidiaries of Borrower are now or hereafter may be indebted to the Lender on account of loans or other extensions of credit or financial accommodations from the Lender to the Borrower, or any Subsidiary, or to any other person under the guaranty or endorsement of the Borrower, or any Subsidiary.

            The Subordinated Creditor has made or may make loans or grant other financial accommodations to the Borrower.

            As a condition to making any loan or extension of credit to the Borrower, the Lender has required that the Subordinated Creditor subordinate the payment of the Subordinated Creditor's loans and other financial accommodations to the payment of any and all indebtedness of the Borrower, and the Subsidiaries to the Lender. Assisting the Borrower in obtaining credit accommodations from the Lender and subordinating his interests pursuant to the terms of this Agreement are in the Subordinated Creditor's best interest.

            ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lender for the benefit of the Borrower, and the Subsidiaries, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

            1. DEFINITIONS. As used herein, the following terms have the meanings set forth below:

            "Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Lender Indebtedness, including, but not limited to, the Credit and Security Agreement dated as of __________, 1999, by and between the
      Borrower, and the Lender as the same may hereafter be amended, supplemented or restated from time to time, or any default under or breach of any such agreement or instrument.

            "Lender  Indebtedness"  means  each and every  debt,  liability  and obligation of every type and description which the Borrower, or any Subsidiary may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.

SKR:maw  287995.03  2/25/99             1

            "Subordinated  Indebtedness" means all obligations arising under the
      Subordinated Note and each and every other debt, liability and obligation of every type and description which the Borrower, or any Subsidiary may now or at any time hereafter owe to the Subordinated Creditor, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several.

            "Subordinated Note" means the Borrower's Promissory Note, dated as of September 1, 1998, payable to the order of the Creditor in the original principal amount of $50,000.00, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution therefor.

            2. SUBORDINATION. The payment of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Lender shall hold a first security interest in all collateral securing payment of the Lender Indebtedness (the "Collateral"), and any security interest claimed therein (including any proceeds thereof) by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the security interest of the Lender therein for all purposes whatsoever.

            3. PAYMENTS. Until all of the Lender Indebtedness has been paid in full, the Subordinated Creditor shall not, without the Lender's prior written consent, demand, receive or accept any principal payment from the Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness, except that the Subordinated Creditor may accept scheduled payments (but not prepayments) of interest required to be paid under the Subordinated Note, so long as no Borrower Default has occurred and is continuing or will occur as a result of or immediately following any such payment. Without the Lender's prior written consent, the Subordinated Creditor shall not demand, receive or accept any interest payment from the Borrower in respect of the Subordinated Indebtedness so long as any Borrower Default exists or if a Borrower Default will occur as a result of or immediately following such interest payment.

            4. RECEIPT OF PROHIBITED PAYMENTS. If the Subordinated Creditor receives any payment on the Subordinated Indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as the Lender may deem appropriate. If the Subordinated Creditor exercises any right of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Lender, or any of its officers or employees or agents on behalf of the Lender, is hereby irrevocably

SKR:maw  287995.03  2/25/99             2
appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

            5. ACTION ON SUBORDINATED DEBT. The Subordinated Creditor will not commence any action or proceeding against the Borrower, or any Subsidiary to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceeding against the Borrower, or any Subsidiary under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full.

            6. ACTION CONCERNING COLLATERAL.

            (a) Notwithstanding any security interest now held or hereafter acquired by the Subordinated Creditor, the Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of the Subordinated Creditor except as specifically required by applicable law.

            (b) In addition, and without limiting the generality of the foregoing, if a Borrower Default has occurred and is continuing and the Borrower, or any Subsidiary intends to sell any Collateral to an unrelated third party outside the ordinary course of business, the Subordinated Creditor shall, upon the Lender's request, execute and deliver to such purchaser such instruments as may reasonably be necessary to terminate and release any security interest or lien the Subordinated Creditor has in the Collateral to be sold.

            (c) The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed the Subordinated Creditor's agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Lender's security interest in that Collateral in any order that it may choose.

            7. BANKRUPTCY AND INSOLVENCY. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, or any Subsidiary dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, or any Subsidiary the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower, and the Subsidiaries in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to the then-existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full. If the Subordinated Creditor shall fail to take any such action,

SKR:maw  287995.03  2/25/99             3
the Lender, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

            8. RESTRICTIVE LEGEND; TRANSFER OF SUBORDINATED INDEBTEDNESS. The Subordinated Creditor will cause the Subordinated Note and all other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of the Subordinated Note bearing such legend. At the request of the Lender, the Subordinated Creditor shall deposit with the Lender the Subordinated Note and all of the other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by the Lender so long as any Lender Indebtedness remains outstanding. The Subordinated Creditor is the lawful holder of the Subordinated Note and has not transferred any interest therein to any other person. Without the prior written consent of the Lender, the Subordinated
Creditor will not assign, transfer or pledge to any other person any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there remains outstanding any of the Lender Indebtedness.

            9. CONTINUING EFFECT. This Agreement shall constitute a continuing agreement of subordination, and the Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing any of the Lender's rights or any of the Subordinated Creditor's obligations hereunder:

            (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;

            (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Lender Indebtedness or any part thereof;

SKR:maw  287995.03  2/25/99             4

            (c) release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

            (d) exercise or refrain from exercising any right against the Borrower, the Subsidiaries or any other person (including the Subordinated Creditor); and

            (e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

            10. NO COMMITMENT. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodations to the Borrower, or any of the Subsidiaries.

            11. NOTICE. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

            If to the Lender:

            Norwest Business Credit, Inc
            Norwest Tower, M.S. 9025
            3300 North Central Avenue
            Phoenix, AZ  85012-2501
            Telecopier:  602-263-6215
            Attention: Darcy Della Flora

            If to the Subordinated Creditor:

            Mike Stuart and Debbie Stuart
            9118 East Topeka Drive
            Scottsdale, AZ  85255
            Telecopier:  602-951-8375

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.

            12. CONFLICT IN AGREEMENTS. If the subordination provisions of any instrument evidencing Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Subordinated Creditor.

            13. NO WAIVER. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and

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


each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Subordinated Creditor to the Lender in any other respect at any time.

            14. BINDING EFFECT; ACCEPTANCE. This Agreement shall be binding upon the Subordinated Creditor and the Subordinated Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other Subordinated Creditor of the Borrower, or the Subsidiaries. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Subordinated Creditor.

            15. MISCELLANEOUS. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            16. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE; WAIVER OF JURY Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Maricopa County, Arizona or the United States District Court, District of Arizona. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

            IN WITNESS WHEREOF, the Subordinated Creditor has executed this Agreement as of the date and year first above-written.



Witness: /S/CHRISTINE M. OLACH         /S/MIKE STUART
                                       Mike Stuart


Witness: /S/CHRISTINE M. OLACH         /S/DEBBIE STUART
                                       Debbie Stuart


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


                           ACKNOWLEDGMENT BY BORROWER

            The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement,
(iv) agrees that any such payment will constitute a default under the Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

                                    AUTO  NETWORK  GROUP,   INC.,  an  Arizona
                                   corporation



                                    By /S/MIKE STUART
                                          Its President



SKR:maw  287995.03  2/25/99             7

                             SUBORDINATION AGREEMENT

            This Agreement, dated as of MARCH 26, 1999, is made by Pinnacle Financial Corporation, an Arizona corporation (the "Subordinated Creditor"), for the benefit of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender").

            Auto Network Group, Inc., an Arizona corporation, formerly known as Auto Network U.S.A., Inc. (the "Borrower"), and any future subsidiaries of Borrower are now or hereafter may be indebted to the Lender on account of loans or other extensions of credit or financial accommodations from the Lender to the Borrower, or any Subsidiary, or to any other person under the guaranty or endorsement of the Borrower, or any Subsidiary.

            The Subordinated Creditor has made or may make loans or grant other financial accommodations to the Borrower.

            As a condition to making any loan or extension of credit to the Borrower, the Lender has required that the Subordinated Creditor subordinate the payment of the Subordinated Creditor's loans and other financial accommodations to the payment of any and all indebtedness of the Borrower, and the Subsidiaries to the Lender. Assisting the Borrower in obtaining credit accommodations from the Lender and subordinating its interests pursuant to the terms of this Agreement are in the Subordinated Creditor's best interest.

            ACCORDINGLY, in consideration of the loans and other financial accommodations that have been made and may hereafter be made by the Lender for the benefit of the Borrower, and the Subsidiaries, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor hereby agrees as follows:

            1. Definitions. As used herein, the following terms have the meanings set forth below:

            "Borrower Default" means a Default or Event of Default as defined in any agreement or instrument evidencing, governing, or issued in connection with Lender Indebtedness, including, but not limited to, the Credit and Security Agreement dated as of __________, 1999, by and between the
      Borrower, and the Lender as the same may hereafter be amended, supplemented or restated from time to time, or any default under or breach of any such agreement or instrument.

            "Lender  Indebtedness"  means  each and every  debt,  liability  and obligation of every type and description which the Borrower, or any Subsidiary may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions and modifications thereof and any notes issued in whole or partial substitution therefor.




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

            "Subordinated  Indebtedness" means all obligations arising under the
      Subordinated Note and each and every other debt, liability and obligation of every type and description which the Borrower, or any Subsidiary may now or at any time hereafter owe to the Subordinated Creditor, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several.

            "Subordinated Note" means collectively the following notes, together with all renewals, extensions and modifications thereof and any note or notes issued in substitution therefor: (a) Promissory Note made by the Borrower to the order of Creditor, dated as of December 15, 1997, in the original principal amount of $200,000.00; (b) Promissory Note made by the Borrower to the order of Creditor, dated as of September 18, 1998, in the original principal amount of $400,000.00; (c) Promissory Note made by the Borrower to the order of Creditor, dated as of September 11, 1998, in the original principal amount of $117,500.00.

            2. Subordination. The payment of all of the Subordinated Indebtedness is hereby expressly subordinated to the extent and in the manner hereinafter set forth to the payment in full of the Lender Indebtedness; and regardless of any priority otherwise available to the Subordinated Creditor by law or by agreement, the Lender shall hold a first security interest in all collateral securing payment of the Lender Indebtedness (the "Collateral"), and any security interest claimed therein (including any proceeds thereof) by the Subordinated Creditor shall be and remain fully subordinate for all purposes to the security interest of the Lender therein for all purposes whatsoever.

            3. Payments. Until all of the Lender Indebtedness has been paid in full, the Subordinated Creditor shall not, without the Lender's prior written consent, demand, receive or accept any principal payment from the Borrower in respect of the Subordinated Indebtedness, or exercise any right of or permit any setoff in respect of the Subordinated Indebtedness, except that the Subordinated Creditor may accept scheduled payments (but not prepayments) of interest required to be paid under the Subordinated Note, so long as no Borrower Default has occurred and is continuing or will occur as a result of or immediately following any such payment. Without the Lender's prior written consent, the Subordinated Creditor shall not demand, receive or accept any interest payment from the Borrower in respect of the Subordinated Indebtedness so long as any Borrower Default exists or if a Borrower Default will occur as a result of or immediately following such interest payment.

            4. Receipt of Prohibited Payments. If the Subordinated Creditor receives any payment on the Subordinated Indebtedness that the Subordinated Creditor is not entitled to receive under the provisions of this Agreement, the Subordinated Creditor will hold the amount so received in trust for the Lender and will forthwith turn over such payment to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as the Lender may deem appropriate. If the Subordinated Creditor exercises any right of setoff which the Subordinated Creditor is not permitted to exercise under the provisions of this Agreement, the Subordinated Creditor will promptly pay over to the Lender, in immediately


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


available funds, an amount equal to the amount of the claims or obligations offset. If the Subordinated Creditor fails to make any endorsement required under this Agreement, the Lender, or any of its officers or employees or agents on behalf of the Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for the Subordinated Creditor to make such endorsement in the Subordinated Creditor's name.

            5. Action on Subordinated Debt. The Subordinated Creditor will not commence any action or proceeding against the Borrower, or any Subsidiary to recover all or any part of the Subordinated Indebtedness, or join with any creditor (unless the Lender shall so join) in bringing any proceeding against the Borrower, or any Subsidiary under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government, or take possession of, sell, or dispose of any Collateral, or exercise or enforce any right or remedy available to the Subordinated Creditor with respect to any such Collateral, unless and until the Lender Indebtedness has been paid in full.

            6. Action Concerning Collateral.

            (a) Notwithstanding any security interest now held or hereafter acquired by the Subordinated Creditor, the Lender may take possession of, sell, dispose of, and otherwise deal with all or any part of the Collateral, and may enforce any right or remedy available to it with respect to the Collateral, all without notice to or consent of the Subordinated Creditor except as specifically required by applicable law.

            (b) In addition, and without limiting the generality of the foregoing, if a Borrower Default has occurred and is continuing and the Borrower, or any Subsidiary intends to sell any Collateral to an unrelated third party outside the ordinary course of business, the Subordinated Creditor shall, upon the Lender's request, execute and deliver to such purchaser such instruments as may reasonably be necessary to terminate and release any security interest or lien the Subordinated Creditor has in the Collateral to be sold.

            (c) The Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall the Lender be deemed the Subordinated Creditor's agent with respect to the Collateral. All proceeds received by the Lender with respect to any Collateral may be applied, first, to pay or reimburse the Lender for all costs and expenses (including reasonable attorneys' fees) incurred by the Lender in connection with the collection of such proceeds, and, second, to any indebtedness secured by the Lender's security interest in that Collateral in any order that it may choose.

            7. Bankruptcy and Insolvency. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of the Borrower, or any Subsidiary dissolution, liquidation or any other marshalling of the assets or liabilities of the Borrower, or any Subsidiary the Subordinated Creditor will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of the Borrower, and the Subsidiaries in respect of the Subordinated Indebtedness and will hold in trust for the Lender and promptly pay over to the Lender in the form received (except for the endorsement of the Subordinated Creditor where necessary) for application to the then-existing


SKR:maw  287997.03  2/25/99             3

Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Subordinated Indebtedness, unless and until the Lender Indebtedness has been paid in full. If the Subordinated Creditor shall fail to take any such action, the Lender, as attorney-in-fact for the Subordinated Creditor, may take such action on the Subordinated Creditor's behalf. The Subordinated Creditor hereby irrevocably appoints the Lender, or any of its officers or employees on behalf of the Lender, as the attorney-in-fact for the Subordinated Creditor (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Subordinated Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in the Lender's own name or in the name of the Subordinated Creditor as the Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and the Subordinated Creditor will execute and deliver to the Lender such other and further powers-of-attorney or instruments as the Lender may request in order to accomplish the foregoing.

            8. Restrictive Legend; Transfer of Subordinated Indebtedness. The Subordinated Creditor will cause the Subordinated Note and all other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness or any part thereof to contain a specific statement thereon to the effect that the indebtedness thereby evidenced is subject to the provisions of this Agreement, and the Subordinated Creditor will mark its books conspicuously to evidence the subordination effected hereby. Attached hereto is a true and correct copy of the Subordinated Note bearing such legend. At the request of the Lender, the Subordinated Creditor shall deposit with the Lender the Subordinated Note and all of the other notes, bonds, debentures or other instruments evidencing the Subordinated Indebtedness, which notes, bonds, debentures or other instruments may be held by the Lender so long as any Lender Indebtedness remains outstanding. The Subordinated Creditor is the lawful holder of the Subordinated Note and has not transferred any interest therein to any other person. Without the prior written consent of the Lender, the Subordinated
Creditor will not assign, transfer or pledge to any other person any of the Subordinated Indebtedness or agree to a discharge or forgiveness of the same so long as there remains outstanding any of the Lender Indebtedness.

            9. Continuing Effect. This Agreement shall constitute a continuing agreement of subordination, and the Lender may, without notice to or consent by the Subordinated Creditor, modify any term of the Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, the Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to the Subordinated Creditor and without incurring responsibility to the Subordinated Creditor or impairing or releasing any of the Lender's rights or any of the Subordinated Creditor's obligations hereunder:

            (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;


SKR:maw  287997.03  2/25/99             4

            (b) sell, exchange, release or otherwise deal with any property at any time securing payment of the Lender Indebtedness or any part thereof;

            (c) release anyone liable in any manner for the payment or collection of the Lender Indebtedness or any part thereof;

            (d) exercise or refrain from exercising any right against the Borrower, the Subsidiaries or any other person (including the Subordinated Creditor); and

            (e) apply any sums received by the Lender, by whomsoever paid and however realized, to the Lender Indebtedness in such manner as the Lender shall deem appropriate.

            10. No Commitment. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of the Lender to make any future loans or other extensions of credit or financial accommodations to the Borrower, or any of the Subsidiaries.

            11. Notice. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

            If to the Lender:

            Norwest Business Credit, Inc
            Norwest Tower, M.S. 9025
            3300 North Central Avenue
            Phoenix, AZ  85012-2501
            Telecopier:  602-263-6215
            Attention: Darcy Della Flora

            If to the Subordinated Creditor:

            Pinnacle Financial Corporation
            8135 East Butherus, Suite 3
            Scottsdale, AZ  85260
            Telecopier:  602-951-8375
            Attention: Mike Stuart

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy.


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

            12. Conflict in Agreements. If the subordination provisions of any instrument evidencing Subordinated Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between the Lender and the Subordinated Creditor.

            13. No Waiver. No waiver shall be deemed to be made by the Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Lender or the obligations of the Subordinated Creditor to the Lender in any other respect at any time.

            14. Binding Effect; Acceptance. This Agreement shall be binding upon the Subordinated Creditor and the Subordinated Creditor's heirs, legal representatives, successors and assigns and shall inure to the benefit of the Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other Subordinated Creditor of the Borrower, or the Subsidiaries. Notice of acceptance by the Lender of this Agreement or of reliance by the Lender upon this Agreement is hereby waived by the Subordinated Creditor.

            15. Miscellaneous. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            16. Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the Superior Court of Maricopa County, Arizona or the United States District Court, District of Arizona. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS ACKNOWLEDGMENT.

            IN WITNESS WHEREOF, the Subordinated Creditor has executed this Agreement as of the date and year first above-written.

                                       PINNACLE  FINANCIAL   CORPORATION,   an
                                          Arizona corporation

Witness: /S/MARY PISCHNER

                                       By /S/MARK MOLDENHAUER

                                          Its SECRETARY



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

                           Acknowledgment by Borrower

            The undersigned, being the Borrower referred to in the foregoing Agreement, hereby (i) acknowledges receipt of a copy thereof, (ii) agrees to all of the terms and provisions thereof, (iii) agrees to and with the Lender that it shall make no payment on the Subordinated Indebtedness that the Subordinated Creditor would not be entitled to receive under the provisions of the Agreement,
(iv) agrees that any such payment will constitute a default under the Lender Indebtedness, and (v) agrees to mark its books conspicuously to evidence the subordination of the Subordinated Indebtedness effected hereby.

                                    AUTO NETWORK GROUP, INC., an Arizona
                                   corporation



                                    By /S/MIKE STUART
                                          Its President


SKR:maw  287997.03  2/25/99             7

                              OFFICER'S CERTIFICATE


TO:   Norwest Business Credit, Inc.
      Norwest Tower, M.S. 9025
      3300 North Central Avenue
      Phoenix, Arizona  85012-2501


            To induce you to make one or more loans from time to time to Auto Network Group, Inc., an Arizona corporation, (the "Borrower"), in accordance with the Credit and Security Agreement dated MARCH 26, 1999, between it and you (the "Credit and Security Agreement") and all other Loan Documents (as defined in the Credit and Security Agreement), I hereby represent and warrant to you, in my individual capacity, that each and every representation and warranty set forth in Article V of the Credit and Security Agreement is true and correct as of the date hereof.

Dated: MARCH 26, 1999

                                       Very truly yours,

                                       /S/MIKE STUART





TEH:sic  288185.02  2/23/99